                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

                           FILED BY THE REGISTRANT (X)
                 FILED BY A PARTY OTHER THAN THE REGISTRANT ( )

Check the appropriate box:
( ) Preliminary Proxy Statement                ( ) CONFIDENTIAL, FOR USE OF THE
                                               COMMISSION ONLY (AS PERMITTED BY
                                               RULE 14a-6(e)(2))
(x) Definitive Proxy Statement
( ) Definitive Additional Materials
( ) Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             BLUE RIDGE ENERGY, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

               Payment of Filing Fee (Check the appropriate box):
                               (X) No fee required
   ( ) Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

                             BLUE RIDGE ENERGY, INC.
                              10777 WESTHEIMER ROAD
                              HOUSTON, TEXAS 77042

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 27, 2004

Notice is hereby given that the Annual Meeting of Stockholders of Blue Ridge Energy, Inc. (the "Company") will be held at 10 a.m., Central Daylight Time, on May 27, 2004 at 10777 Westheimer Road, Suite 170, Houston, Texas 77042 for the following purposes:

         (1) To elect six directors to serve a term of one year; and,

         (2) To transact such other business as may properly be brought before the Annual Meeting or any adjournment(s) thereof.

Information regarding the matters to be acted upon at the Annual Meeting is contained in the Proxy Statement accompanying this Notice. The Annual Meeting may be adjourned from time to time without notice other than the announcement of the adjournment at the Annual Meeting or any adjournment(s) thereof. All business for which notice is hereby given may be transacted at any such adjourned Annual Meeting.

All stockholders are encouraged to read the accompanying Proxy Statement carefully prior to completion of the enclosed proxy card for further information concerning the proposals that will be presented at the Annual Meeting.

Only holders of record of outstanding shares of the Company's Common Stock at the close of business on March 31, 2004 are entitled to notice of and to vote at the Annual Meeting or any adjournment(s) thereof. A list of stockholders entitled to vote will be made available. All stockholders are invited to attend the Annual Meeting in person; however, to ensure your representation, whether or not you plan to attend the Annual Meeting, please promptly complete, date, sign and return the enclosed proxy card.

Gregory B. Shea
Corporate Secretary

Houston, Texas
April 28, 2004

                             BLUE RIDGE ENERGY, INC.
                              10777 WESTHEIMER ROAD
                              HOUSTON, TEXAS 77042

                                 PROXY STATEMENT

                               THE ANNUAL MEETING

This Proxy Statement is furnished to stockholders of Blue Ridge Energy, Inc. (the "Company") in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held at 10 a.m., Central Daylight Time, on May 27, 2004, at 10777 Westheimer Road, Suite 170, Houston, Texas 77042 and at any adjournment(s) thereof (the "Annual Meeting"). Commencing on or about April 29, 2004, this Proxy Statement, the enclosed proxy card and the Company's Annual Report on Form 10-KSB are being mailed to stockholders of record of the Company as of March 31, 2004 (the "Record Date"). The Company will bear the cost of this solicitation which, in addition to mail, may include personal interviews, telephone calls or telegrams by directors, officers and regular employees of the Company and its affiliates.

                                     VOTING

The stock transfer book will not be closed but only record holders of outstanding shares of the Company's Common Stock, par value $.005 per share (the "Common Stock"), at the close of business on the Record Date, March 31, 2004, are entitled to notice of and to vote at the Annual Meeting. As of such record date, 7,516,094 shares of Common Stock were outstanding and entitled to be voted. The holders of Common Stock are entitled to cast one vote for each share of Common Stock owned of record. Cumulative voting is not permitted with respect to any proposal to be acted upon at the Annual Meeting.

The presence in person or by proxy of the holders of shares of Common Stock entitled to cast a majority of the votes entitled to be cast at the Annual Meeting will constitute a quorum. If a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained. Stockholders are urged to sign the accompanying proxy card and return it promptly.

The accompanying proxy card is designed to permit each stockholder of record at the close of business on the Record Date to vote in the election of directors as described in the Proxy Statement. The proxy card provides a space for a stockholder to vote in favor of or withhold voting for any or all nominees for the Board of Directors or to abstain from voting for any proposal if the stockholder chooses to do so.

To ensure representation at the Annual Meeting, each holder of outstanding shares of Common Stock entitled to be voted at the Annual Meeting is requested to complete, date, sign and return to the Company the enclosed proxy card, which requires no postage if mailed in the United States. Stockholders are urged to sign the accompanying proxy card and return it promptly. Banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries who are record holders of Common Stock entitled to be voted at the Annual Meeting are requested to forward all proxy cards, this Proxy Statement and the accompanying materials to the beneficial owners of such shares and to seek authority as required to execute proxies with respect to such shares. Upon request, the Company will reimburse such record holders for their reasonable out-of-pocket forwarding expenses. The costs of this solicitation will be borne by the Company, including the costs of preparing, assembling and mailing the enclosed proxy card and this Proxy Statement.

If properly executed and received by the Company before voting at the Annual Meeting, or any adjournment(s) thereof, any proxy representing shares of Common Stock entitled to be voted at the Annual Meeting that specifies how it is to be voted will be voted accordingly. Shares as to which authority to vote has been withheld with respect to the election of any nominee for director will not be counted as a vote for such nominee and neither an abstention nor a broker nonvote will be counted as a vote for a proposal. Any properly executed proxy received that does not specify how it is to be voted on a proposal for which a specification may be made will be voted FOR such proposal or nominee at the Annual Meeting and any adjournment(s) thereof.

Each stockholder returning a proxy card to the Company has the right to revoke it at any time before it is voted by submitting a later dated proxy in proper form, by notifying the Secretary of the Company in writing (signed and dated by the stockholder) of such revocation, or by appearing at the Annual Meeting and voting the shares in person.

When a signed proxy card is returned with choices specified with respect to voting matters, the shares represented will be voted by the Proxy designated on the proxy card in accordance with the stockholder's instructions. The Proxy is Robert D. Burr, Chairman of the Board of the Company. A stockholder wishing to name another person as his or her proxy may do so by crossing out the name of the designated Proxy and inserting the name(s) of such person(s) to act as his or her proxy. In that case, the stockholder must sign the proxy card and deliver it to the person(s) designated as his or her proxy and the person(s) so named must be present and vote at the Annual Meeting. Proxy cards marked to reflect such proxies should not be mailed to the Company.

PROPOSAL NO. 1 - TO ELECT SIX DIRECTORS TO SERVE FOR A TERM OF ONE YEAR

The affirmative vote of the holders of a majority of the combined voting power of all of the issued and outstanding shares of Common Stock voted at the Annual Meeting is required to elect each director.

In accordance with the Company's Bylaws, the Board of Directors has fixed the number of directors at six. The terms of all current directors, Robert D. Burr, Patrick A. Kelleher, Forrest E. Ebbs, Gregory B. Shea, Harry J. Peters, and Richard M. Hewitt expire in 2004 and their successors will be elected at the Annual Meeting.

The Board of Directors has nominated Robert D. Burr, Patrick A. Kelleher, Forrest E. Ebbs, Gregory B. Shea, Harry J. Peters, and Richard M. Hewitt for election as directors at the Annual Meeting to serve a term of one year. THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THESE NOMINEES.

Gregory B. Shea is the son-in-law of Robert D. Burr. Each of the nominees has consented to being named as a nominee and to serve as a director if elected. However, if, for any reason any nominee for director is not a candidate at the election, the enclosed proxy will be voted for the election of a substitute nominee at the discretion of the person or persons voting the enclosed proxy. The Board of Directors has no reason to believe that any nominee named herein will be unable to serve.

Information regarding the nominees and the directors of the Company as of March 31, 2004 is provided below. If elected, the term of each director will expire in 2005.

Nominees                              Age            Company Position or Office                          Director Since
--------                              ---            --------------------------                          --------------
Robert D. Burr                        58             Chairman of the Board                                    1996
Patrick A. Kelleher                   49             Director, President & Chief Executive Officer            2002
Forrest E. Ebbs                       53             Director                                                 2002
Harry J. Peters                       60             Director, Senior VP & Chief Operating Officer            2000
Gregory B. Shea                       41             Director, Senior Vice President-Operations               1999
Richard M. Hewitt                     67             Director                                                 2002

ROBERT D. BURR, age 58, Bowling Green, Kentucky, has been Chairman of the Board of the Company since May 1996. He served as President and Chief Executive Officer from May 1996 until March 1, 2000. Mr. Burr has also been the Chairman of the Board, President and Chief Executive Officer of Blue Ridge Group, Inc. since August 1993. Mr. Burr is a native of Port Arthur, Texas and attended McNeese State College, Lake Charles, Louisiana. He has been active for over 25 years in the oil and gas business with a myriad of companies.

PATRICK A. KELLEHER, age 49, Houston, Texas, joined the Company on March 1, 2002 as a Director, President and Chief Executive Officer. Mr. Kelleher has over twenty-four years of experience in the oil and gas business predominately in the Gulf Coast region of Texas. Mr. Kelleher was an independent consulting geologist from January 2000 to February 2002 and was the co-owner and principal of Pecos Petroleum Company from October 1987 until January 2000. From 1978 until 1987, he functioned as a geologist/geophysicist for Edge Petroleum Corporation, Cockrell Oil Corporation and Exxon Corporation USA. He is a graduate of University of Southern California with a BS in Geological Sciences.

FORREST E. EBBS, age 53, Trabuco Canyon, California, joined the Company on March 1, 2002 as a Director, Vice President-Finance and Chief Financial Officer. He resigned his position as VP & CFO on May 20, 2003. He is a seasoned professional with senior leadership experience and a talented developer of strategic plans. Mr. Ebbs was an owner and Chief Executive Officer from 1980 until 2001, when he sold his holdings, in the business of Martin Brothers Marcowall, a commercial construction subcontractor. Mr. Ebbs is a graduate of San Diego State University and has an MBA from Pepperdine University.

HARRY J. PETERS, age 60, Bowling Green, Kentucky, was elected Senior Vice President and Chief Operating Officer in May 2003. Mr. Peters was Senior Vice President-Acquisitions from August 2000 to April 2003. Mr. Peters served the Company as Senior Vice President-Sales and Marketing from April 2000 to July 2000 and has served as a Director since April 2000. A native of New York, he has over 30 years of experience in sales and marketing, both domestic and international. Over the years, he has developed close working relationships with investment bankers, institutional investors and securities dealers while directing market financing of reserve purchases, and raising drilling risk capital and venture capital for wells in Texas, Kentucky, Oklahoma, Louisiana, Colorado, West Virginia and Utah. Mr. Peters has been a director and Senior Vice President-Sales and Marketing of Blue Ridge Group, Inc. since April of 1999. He is a graduate of St. Michaels College in Sante Fe, New Mexico.

GREGORY B. SHEA, age 41, Bowling Green, Kentucky, has been a Director and Senior Vice President-Operations of the Company since August 1999. In May 2002, Mr. Shea was also assigned the position of Secretary-Treasurer. Mr. Shea has previously managed Blue Ridge Group, Inc.'s and Blue Ridge Energy, Inc.'s Kentucky drilling and field operations, drilling over 350 wells from 1997 to 2002. During that time, Mr. Shea was also President of Blue Ridge Builders, Inc., a residential and commercial construction company in Bowling Green, Kentucky and a majority-owned subsidiary of Blue Ridge Group, Inc. since November 1994. Blue Ridge Builders, Inc. is responsible for the construction of over 70 properties in Kentucky and Tennessee. He was elected a Director of Blue Ridge Group, Inc. in February 1995. Between 1981 and 1986, he attended North Texas State University. Mr. Shea is a son-in-law of Mr. Burr.

RICHARD M. HEWITT, age 67, Trophy Club, Texas, is an attorney with a private practice focusing on securities matters and advising small publicly owned companies in dealing with agencies such as the SEC, Federal Trade Commission, and various state securities regulatory entities. He has been in private practice in the Dallas-Fort Worth area for more than twenty (20) years, first with Glast Allen & Miller (1981-1987), then Hewitt & Jerome (1987-1992), and then as Richard M. Hewitt, P.C. He is a graduate of Grinnell College, and holds a LLB degree from Southern Methodist University, College of Law, Dallas, Texas.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms filed by them.

Based solely upon a review of the copies of such forms furnished to the Company or written representations that no other reports were required, the Company believes that during the 2003 fiscal year, all filing requirements applicable to its officers, directors and greater than 10% stockholders have been complied with.

                             EXECUTIVE COMPENSATION

The following compensation was paid directly to the executive officers of the Company during the years ended December 31, 2003, 2002 and 2001:

                                         Annual Compensation                    Long-Term Compensation
                                    ------------------------------------  ----------------------------------
                                                                          Restricted  Securities
  Name and Principal                                       Other Annual     Stock     Underlying      LTIP        All Other
       Position            Year      Salary      Bonus     Compensation     Awards    Options/Sars  Payouts       Payments
----------------------    ------    --------   --------   --------------  ----------  ------------  ----------    --------
Patrick A. Kelleher(1)     2003     $186,923   $      0   $        7,200       0          20,000    $        0    $      0
President and              2002     $150,000   $      0   $       14,000       0               0    $        0    $      0
CEO                        2001     $      0   $      0   $            0       0               0    $        0    $      0

Edward L. Stillie(1)       2003     $      0   $      0   $            0       0               0    $        0    $      0
President and              2002     $120,000   $ 28,265   $            0       0               0    $        0    $      0
CEO                        2001     $180,000   $ 37,172   $            0       0               0    $        0    $      0

(1) Mr. Stillie resigned as President and CEO in March 2002 and Mr. Kelleher became President and CEO in March 2002. (See Executive Employment Agreements)

No other officers received compensation in excess of $100,000. However, some of the senior executives are employed by Blue Ridge Group, Inc. ("BR Group"). See "Certain Relationships and Related Transactions."

           SECURITIES OWNERSHIP OF 5% BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth each stockholder who is known to the Company to be the beneficial owner of more than 5% of the Common Stock of the Company at March 31, 2004.

                                Name and Address                           Amount and Nature of        Percent
    Title of Class             of Beneficial Owner                         Beneficial Ownership       of Class
----------------------     ----------------------------                  -----------------------    -------------
Indirect Ownership:

Common Stock               Robert D. Burr
                           632 Adams Street, Suite 710                         3,201,729 (1)           32.7%
                           Bowling Green, KY 42101

Direct Ownership:

Common Stock               Blue Ridge Group, Inc.
                           632 Adams Street, Suite 710                         4,141,233 (2)           42.3%
                           Bowling Green, KY 42101


(1) By virtue of his position as Chairman of the Board of Blue Ridge Group, Inc., Mr. Burr may be deemed to beneficially own the 4,141,233 shares of the Company's Common Stock beneficially owned by Blue Ridge Group, Inc. Mr. Burr disclaims beneficial ownership of these shares except to the extent described in the following sentence. Mr. Burr beneficially owns approximately 71.0% of the outstanding shares of Blue Ridge Group, Inc., which beneficially owns approximately 42.3% of the Company. Mr. Burr also holds vested options for 260,625 shares.

(2) Blue Ridge Group, Inc.'s beneficial ownership is attributable to its direct ownership of 4,141,233 shares of the Company's Common Stock.

The table below sets forth the beneficial ownership of the Company's Common Stock by each executive officer, director and director nominee of the Company as of March 31, 2004.


                                                                      Amount and Nature of      Percent
Title of Class                  Name of Beneficial Owner            Beneficial Ownership (1)    of Class
--------------             -----------------------------------      ------------------------    --------
Common Stock               Robert D. Burr (2)                              3,201,729              32.7%
Common Stock               Patrick A. Kelleher                                40,000               0.4%
Common Stock               Harry Peters                                      247,464               2.5%
Common Stock               Gregory B. Shea                                   247,464               2.5%
Common Stock               Forrest E. Ebbs                                         0               0.0%
Common Stock               Richard M. Hewitt                                       0               0.0%
Common Stock               Norman Haisler                                          0               0.0%
Common Stock               All directors, nominees and                     3,736,657              38.1%
                           officers as a group (7 persons)

(1) Beneficial ownership includes vested options for the following shares: Mr. Burr - 260,625; Mr. Kelleher - 40,000; Mr. Peters - 173,750; and Mr. Shea - 173,750. Beneficial ownership of all directors and officers reflects the 4,141,233 shares held by Blue Ridge Group, Inc. (without attributing such shares to more than one person) plus the vested options for 648,125 shares held by the directors and officers.

(2) By virtue of his position as Chairman of the Board of Blue Ridge Group, Inc., Mr. Burr may be deemed to beneficially own the 4,141,233 shares of the Company's Common Stock beneficially owned by Blue Ridge Group, Inc. Mr. Burr disclaims beneficial ownership of these shares except to the extent described in the following sentence. Mr. Burr beneficially owns approximately 71.0% of the outstanding shares of Blue Ridge Group, Inc., which beneficially owns approximately 42.3% of the Company. Mr. Burr also holds vested options for 260,625 shares.

Warrants included in above calculations have not been registered with the SEC and according, are restricted for sale under Rule 144.

                                  STOCK OPTIONS

On August 8, 2001, the Shareholders of the Company approved the Blue Ridge Energy Stock Option Plan (the Plan) which allows for the granting of stock options to eligible employees and directors. The Company accounts for the Plan in accordance with Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees permitted by SFAS No. 123, "Accounting for Stock-Based Compensation". Accordingly, the Company has not recognized compensation expense for stock options granted.

The stock option plan originally authorized the issuance to officers, directors, and key employees of up to 1,000,000 options to purchase shares of common stock at the fair value of the common stock on the date of grant. Pursuant to the terms of the Plan the number of options available increased to 1,144,850 as of December 31, 2002. These options generally become exercisable 33% annually beginning on the date of grant and expire not later than ten years from the date of grant.

        OPTION/STOCK APPRECIATION RIGHT (SAR) GRANTS IN LAST FISCAL YEAR

The following table sets forth certain information concerning options/SARs granted during 2003 to the named executives:

                                             Individual Grants
----------------------------------------------------------------------------------------------------------
                                  Number of          % of Total Options/
                            Securities Underlying      SARs Granted to         Exercise of
                                Options/SARs              Employees            Base Price       Expiration
       Name                        Granted             In Fiscal Year           ($/Share)          Date
-------------------         ---------------------    ------------------        -----------      ----------
Patrick A. Kelleher                 20,000                   100%              $      0.47      03/01/2013

               AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                  AND FISCAL YEAR-ENDED 2003 OPTION/SAR VALUES

The following table summarizes options and SARs exercised during 2003 and presents the value of unexercised options and SARs held by directors and officers set forth below at fiscal year-end:

                                                              Number of Securities Underlying         Value of Unexercised In-
                                                                 Unexercised Options/SARs             the-Money Options/SARs
                             Shares            Value               at Fiscal Year-end (#)              at Fiscal Year-end ($)
                            Acquired         Realized                 Exercisable (E) /                 Exercisable (E) /
        Name              on Exercise          ($)                   Unexercisable (U)                    Unexercisable (U)
--------------------      -----------     -------------       -------------------------------         ------------------------
Edward L. Stillie *            0                $0                             0 E                            $   0
                                                                               0 U                            $   0
Robert D. Burr                 0                $0                       260,625 E                            $   0
                                                                          95,625 U                            $   0
Patrick A. Kelleher            0                $0                        20,000 E                            $   0
                                                                               0 U                            $   0
James T. Cook, Jr.**           0                $0                       173,750 E                            $   0
                                                                          63,750 U                            $   0
Gregory B. Shea                0                $0                       173,750 E                            $   0
                                                                          63,750 U                            $   0
Harry J. Peters                0                $0                       173,750 E                            $   0
                                                                          63,750 U                            $   0

* Mr. Stillie resigned as director and officer of the Company in March 2002 and forfeited his options.

**Mr. Cook resigned as a director and officer of the Company in May, 2002, but retained his options due to the continued employment of his services by the Company. Subsequently, Mr. Cook resigned in February 2004 from BR Group with the vested options remaining exercisable for a six month period under the terms of the Option Agreements.

                         BOARD MEETINGS AND COMPENSATION

During the year ended December 31, 2003, the Board of Directors of the Company met on seven occasions, either in person or telephonically. Each of the Company's directors attended at least 72% of the meetings of the Board of Directors held in 2003.

While the Company has no formal policy, directors are encouraged to attend the Company's annual meeting of stockholders. All the Company's directors attended the 2003 annual meeting of shareholders.

The Company has no standing audit, nominating or compensation committee of the Board of Directors. The Company is a "controlled company" as defined under NASDAQ corporate governance rules because more than 50% of the Company's voting power is held by Blue Ridge Group, Inc. Moreover, the Company is a "small business issuer" under applicable SEC regulations and its common stock is quoted solely on the OTC Bulletin Board. Therefore, the Company is exempt from the requirements that: (i) the Board of Directors be comprised of a majority of independent directors; (ii) compensation of executive officers be determined by either a majority of independent directors or a compensation committee comprised solely of independent directors; (iii) nomination of directors be made by either a majority of independent directors or a committee comprised solely of independent directors; and (iv) the Board of Directors establish and maintain an audit committee with specified responsibilities and composition.

Based on the Company's history and experience without a nominating committee, the Board of Directors believes it is appropriate for the Company to continue operations without a standing nominating committee. Historically, there have not been many vacancies on the Board and the entire Board has identified available, qualified candidates. All directors participate in the consideration of the director nominees. Qualifications for consideration as a director nominee may vary according to the skills and experience being sought to complement the existing Board's composition. However, in making nominations the Board will consider the individual's integrity, business experience, industry experience, financial background, time availability and other skills and experience possessed by the individual. The Board of Directors will consider persons for director nomination who are proposed by stockholders. The Board of Directors will evaluate nominees for director on the same basis regardless of whether the nominee is recommended by an officer, director or stockholder. Stockholders who wish to propose a person for consideration by the Board of Directors as a director nominee should send the name of such person, together with information concerning such person's qualifications and experience, in writing to the Chairman of the Board at the Company's address.

During 2003, none of the directors received compensation for their services as directors of the Company.

                          REPORT OF THE AUDIT COMMITTEE

The entire Board of Directors performs the duties of an Audit Committee and oversees the Company's financial reporting process. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Board of Directors reviewed the interim financial statements filed quarterly and the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Board of Directors does not include a financial expert because of its small company size and being a "controlled company" as noted under Board Meetings and Compensation. In the future, the Board may consider adding such financial expert.

The Board of Directors reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under standards of the Public Company Accounting Oversight Board. In addition, the Board of Directors has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services (comprised of tax preparation services) with the auditors' independence.

The Board of Directors discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Board of Directors met with the independent auditors, with management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The independent auditors afforded the Board, which they declined, an opportunity to meet without management present.

In reliance on the reviews and discussions referred to above, the Board of Directors approved the audited financial statements included in the Annual Report on Form 10-KSB for the year ended

December 31, 2003 for filing with the Securities and Exchange Commission. The Board of Directors also approved the selection of the Company's independent auditors.

Robert D. Burr, Chairman of the Board of Directors
Patrick A. Kelleher, Director
Gregory B. Shea, Director
Harry J. Peters, Director
Forrest E. Ebbs, Director
Richard M. Hewitt, Director

March 29, 2004

                     EXECUTIVE OFFICER EMPLOYMENT AGREEMENTS

On March 1, 2002, the Company entered into a five-year employment agreement with Mr. Kelleher, its President and Chief Executive Officer. Mr. Kelleher's primary duties are to: (1) develop top quality oil and gas prospects; and (2) serve in a management capacity for the Company. The agreement provides for an annual salary of $180,000, such additional compensation as the Board of Directors deems appropriate and a stock option plan to award Mr. Kelleher options to purchase 20,000 shares of the Company's Common Stock, for each year of service, at $0.47 per share. Mr. Kelleher will receive a 2% Carried Working Interest on all new oil and gas prospects developed by him for the Company and he will receive a 0.5% Carried Working Interest on all oil and gas prospects developed from the seismic acquisition completed in 2002. The agreement may be terminated by either party upon 60 days written notice. Such termination by the Company will require the affirmative vote of a majority of the members of the Board of Directors then in office who have been or will have been directors for the two year period ending on the date of the meeting or written consent to take such action is first provided.

On March 1, 2002, Mr. Stillie resigned as President and CEO of the Company. Mr. Stillie received $90,000 in severance pay and purchased several Kentucky oil and gas properties at cost inasmuch as the Company was shifting its focus to the Texas Gulf Coast region. The Company was compensated for these transactions by the assumption of $146,000 in debt and the payment of $641,750 cash.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

STOCK TRANSACTIONS

In March, 2002, BR Group committed to extending the Company a $1,500,000 line of credit to facilitate the purchase of an interest in 48,000 miles of seismic data in the Texas Gulf Coast area. This line of credit had a term of one year, bore interest at 9% per annum on all unpaid balances and was secured by all of the Company's interests in the seismic data and any oil and gas properties acquired through the implementation of this data. Through September 30, 2002 approximately $1,500,000 had been advanced by BR Group to the Company under this arrangement. This balance was paid in full on September 30, 2002 via the sale of 150,000 shares of the Company's Series E Preferred Stock to BR Group for $1,500,000 and BR Group committed to the purchase of an additional 100,000 shares for $1,000,000 to be paid in four quarterly installments. This Preferred Stock was retired and cancelled in May 2003 in conjunction with the sale of seismic data to BR Group. See the 2003 Form 10-KSB for a more detailed explanation.

CONTRACTUAL AGREEMENTS

BR Group provides management, administrative, accounting and geological services to the Company at a rate of $10,000 per month, which has been determined on a proportional basis because specific identification of expenses is not practical. The Company believes that this cost allocation method of expenses is reasonable and the management fee represents the fair market value of the services rendered.

During the first quarter of 2003, BR Energy entered into a one-year sales and service agreement with BR Group whereby BR Energy will assemble oil and gas prospects, if requested by BR Group, and conduct the drilling, completion and production operations of the oil and gas wells on said prospects. For these services BR Energy will receive a prospect fee on the acreage acquired ($250 per acre), a 10% Carried Working Interest in the acreage acquired, a 7.5% management fee on all monies expended in drilling and completing the wells and various overhead fees. Three prospects under this arrangement were sold to BR Group during 2003. The Company and BR Group are in discussions to amend and extend this agreement for another year. Further, BR Group has signed a resolution stating it has no plans or intentions that would detrimentally impact the operations of BR Energy, and BR Group's intention is to fund the ongoing operations of BR Energy, as needed, through at least January 1, 2005.

During 2003 and 2002, the Company had no significant customers or suppliers, other than its major stockholder, BR Group, the loss of which could individually have a significant adverse effect on the Company's operations.

Management believes that the contracts or transactions that the Company entered into with BR Group were on terms that were no more favorable to BR Group than those that could have been obtained from unaffiliated parties.

                              INDEPENDENT AUDITORS

In October 2003, the Company hired Carpenter, Mountjoy & Bressler, PSC as its independent auditors. The Company filed a Form 8-K in October 2003 identifying this change which stated there were no disagreements with the prior auditors, Ernst & Young, LLP. Carpenter, Mountjoy & Bressler, PSC conducted the third quarter 2003 review and the annual 2003 audit. For the 2002 annual audit, Ernst & Young, LLP was engaged as the Company's independent auditors. They reissued their opinion for the 2002 financial statements due to the restatement for that year. See the 2003 Form 10-KSB for a more detailed explanation. Stockholder ratification of the appointment of auditors is not required. It is not anticipated that the auditors will be present at the Annual Meeting.

AUDIT FEES

The Company incurred $85,028 in fees for 2003 audit services from Carpenter, Mountjoy & Bressler, PSC. These fees were associated with the annual audit and the review of the Company's third quarterly report on Form 10-QSB. The Company incurred $26,700 in fees for 2003 services from Ernst and Young, LLP associated with the review of the Company's first and second quarterly reports on Form 10-QSB. The Company incurred $80,427 in fees for 2002 audit services from Ernst and Young, LLP. Ernst & Young, LLP also billed the Company $20,000 during 2002 for review of quarterly reports on Form 10-QSB, $6,000 for the audit of two of the Company's partnerships and $5,000 for reviewing the Company's private placement memorandum for Series E Preferred Stock and Common Stock Warrants.

AUDIT-RELATED FEES

The Company did not incur any fees for audit-related services from Carpenter, Mountjoy & Bressler, PSC or Ernst & Young, LLP during 2003 and 2002.

TAX FEES

The Company did not incur any tax fees from Carpenter, Mountjoy & Bressler, PSC during 2003. Ernst and Young billed the Company $10,700 for the preparation of the Company's 2002 federal and state income tax filings.

No other fees were charged by Carpenter, Mountjoy & Bressler, PSC or Ernst & Young, LLP during 2003 and 2002. The Board of Directors has considered the scope of the above services and concludes these services do not impair the auditor's independence.

                              STOCKHOLDER PROPOSALS

Any proposal that a stockholder of the Company intends to present at the 2005 Annual Meeting of Stockholders must be received by the Secretary of the Company at the Company's offices at 10777 Westheimer Road, Suite 170, Houston, Texas 77042, by December 31, 2004 in order to be considered by the Board of Directors for inclusion in the proxy solicitation materials for the 2005 Annual Meeting.

                                  ANNUAL REPORT

Please refer to the Company's enclosed 2003 Annual Report on Form 10-KSB for financial statements, other financial information, and management's discussion and analysis of the financial condition and results of operations of the Company.

                                 CODE OF ETHICS

The Company is adopting a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions to be effective on or before the Annual Meeting of Stockholders on May 27 2004. The Company undertakes to provide to any person without charge, upon written request addressed to the Company's Secretary, a copy of such code of ethics.

                    STOCKHOLDER COMMUNICATION WITH DIRECTORS

A stockholder may contact one or more of the members of the Board of Directors in writing by sending such communication to the Secretary at the Company's address. The Secretary will forward stockholder communications to the appropriate director or directors for review. Anyone who has a concern about the conduct of the Company or the Company's accounting, internal accounting controls or auditing matters, may communicate that concern to the Secretary, the Chairman of the Board or any member of the Board of Directors at the Company's address. Such communications may be submitted on a confidential and anonymous basis. Confidential communications should be mailed in an envelope marked "confidential."

                                  OTHER MATTERS

We know of no other business other than the matters discussed in this proxy statement that will be presented for action before the Annual Meeting.

                       BY ORDER OF THE BOARD OF DIRECTORS
                             BLUE RIDGE ENERGY, INC.

                                 GREGORY B. SHEA
                               CORPORATE SECRETARY

Houston Texas
April 28, 2004

                             BLUE RIDGE ENERGY, INC.

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
                          Annual Meeting to be held on
                         May 27, 2004 at 10:00 a.m. CDT

For stockholders as of                                               Control No.
3/31/04                                                              ___________

The undersigned appoints Robert D. Burr as proxy to attend the Annual Meeting of Stockholders of the Company set forth above and to vote as specified in this proxy all shares of Common Stock of the Company held of record by the undersigned on March 31, 2004.

This proxy, when properly executed, will be voted in the manner specified herein by the undersigned stockholder. If no directions are indicated, this proxy will be voted For Proposals 1 and 2.

PROPOSALS

1. ELECTION OF DIRECTORS

           1. Robert D. Burr           4. Harry J. Peters
           2. Patrick A. Kelleher      5. Gregory B. Shea
           3. Forrest E. Ebbs          6. Richard M. Hewitt

2. IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

The Board of Directors recommends a vote for Proposals 1 and 2.

                             BLUE RIDGE ENERGY, INC.

                          Annual Meeting to be held on
                         May 27, 2004 at 10:00 a.m. CDT

1.  Directors

(Mark "X" for only one box)

         ( ) For all Nominees
         ( ) Withhold all Nominees
         ( ) Withhold authority to vote for any individual Nominee.

Write number(s) of Nominees below:

Use numbers only ____________________

2. Authorization for proxy to vote other business

         ( ) For     ( ) Against       ( ) Abstain

________________________________       _____________
           Signature                       Date

Blue Ridge Energy, Inc.
632 Adams Street, Suite 710
Bowling Green, Kentucky 42101